Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:

Registration Statement No. 33-42485 on Form S-8
Registration Statement No. 33-45500 on Form S-8
Registration Statement No. 33-49964 on Form S-8
Registration Statement No. 33-49966 on Form S-8
Registration Statement No. 33-53220 on Form S-8
Registration Statement No. 33-53222 on Form S-8
Registration Statement No. 33-58823 on Form S-8
Registration Statement No. 33-58837 on Form S-8
Registration Statement No. 33-58841 on Form S-8
Registration Statement No. 33-65457 on Form S-8
Registration Statement No. 33-65459 on Form S-8
Registration Statement No. 333-00839 on Form S-8
Registration Statement No. 333-24569 on Form S-8
Registration Statement No. 333-24567 on Form S-8
Registration Statement No. 333-24565 on Form S-8
Registration Statement No. 333-24555 on Form S-8
Registration Statement No. 333-37061 on Form S-8
Registration Statement No. 333-48118 on Form S-8
Registration Statement No. 333-48120 on Form S-8
Registration Statement No. 333-48122 on Form S-8
Registration Statement No. 333-48124 on Form S-8
Registration Statement No. 333-48126 on Form S-8
Registration Statement No. 333-50966 on Form S-8
Registration Statement No. 333-51042 on Form S-8 (Post-Effective Amendment No. 1 to Form S-4)
Registration Statement No. 333-104163 on Form S-8
Registration Statement No. 333-104164 on Form S-8
Registration Statement No. 333-107962 on Form S-8
Registration Statement No. 333-110791 on Form S-8
Registration Statement No. 333-110792 on Form S-8
Registration Statement No. 333-117788 on Form S-8
Registration Statement No. 333-136053 on Form S-8
Registration Statement No. 333-167261 on Form S-8
Registration Statement No. 333-172211 on Form S-4
Registration Statement No. 333-175857 on Form S-8
Registration Statement No. 333-172211 on Form S-8 (Post-Effective Amendment No. 2 to Form S-4)
Registration Statement No. 333-185042 on Form S-3
Registration Statement No. 333-188274 on Form S-8
Registration Statement No. 333-204099 on Form S-8
Registration Statement No. 333-208119 on Form S-3

of our reports dated February 26, 2016, with respect to the consolidated financial statements of Comerica Incorporated and the effectiveness of internal control over financial reporting of Comerica Incorporated, included in this Annual Report (Form 10-K) of Comerica Incorporated for the year ended December 31, 2015.

/s/ Ernst & Young LLP
February 26, 2016
Dallas, Texas